DISCONTINUED OPERATIONS (Hyperinflation and the Selection of Exchange Rates) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jun. 30, 2014	Mar. 01, 2014	Feb. 08, 2013
Latin America [Member]
Discontinued operations
Percentage of fair value of the reporting unit in excess of recorded value	40.00%
Venezuelan Subsidiary [Member]
Discontinued operations
Exchange rate per USD			6.3
Exchange rate per USD before devaluation			4.3
Venezuelan eliminated currency exchange system (SITME)			5.7
Venezuelan fixed currency exchange system (CENCOEX)		6.3	6.3
Venezuelan floating currency exchange system (SICAD I)	10.6
Venezuelan second floating currency exchange system (SICAD II)	50.0
Remeasurement loss	$ 10
Total Assets of business	68
Cash and cash equivalents of business	5
Long-term value added tax (VAT) receivable	9
Inventory of business	11
Net property, plant and equipment of business	16
Intangible assets excluding goodwill	$ 6